AIMPAR, INC.

                        AGREEMENT AND PLAN OF MERGER

                                by and among

                           AMERICAN BILTRITE INC.,

                       JEWELCO ACQUISITION CO., INC.,

                                AIMPAR, INC.,

                      ARTHUR I. MAIER, BRUCE MAIER

                              and EDYTHE WAGNER

                          dated as of April 1, 1995

                                    ARTICLE I

                         THE MERGER AND RELATED MATTERS

          1.1.  General . . . . . . . . . . . . . . . . . . . . .     1
          1.2.  Delivery of Consideration . . . . . . . . . . . .     2
          1.3.  Conversion of Company Common Stock  . . . . . . .     2
          1.4.  Surviving Corporation . . . . . . . . . . . . . .     2
          1.5.  Effects of the Merger . . . . . . . . . . . . . .     2
          1.6.  Organizational Documents  . . . . . . . . . . . .     3
          1.7.  Directors and Officers  . . . . . . . . . . . . .     3
          1.8.  Effective Time  . . . . . . . . . . . . . . . . .     3
          1.9.  Tax Consequences  . . . . . . . . . . . . . . . .     3
          1.10. Closing . . . . . . . . . . . . . . . . . . . . .     3

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

          2.1.  Corporate Organization  . . . . . . . . . . . . .     4
          2.2.  Authorization . . . . . . . . . . . . . . . . . .     4
          2.3.  Capitalization and Ownership of Company Shares  .     5
          2.4.  Company's Net Fair Value  . . . . . . . . . . . .     5
          2.5.  Valid S Corporation . . . . . . . . . . . . . . .     6
          2.6.  Tax Returns . . . . . . . . . . . . . . . . . . .     6
          2.7.  Ownership of Partnership Interest . . . . . . . .     6
          2.8.  Consents and Approvals; Non-Contravention . . . .     6
          2.9.  Access to Parent Information  . . . . . . . . . .     7
          2.10. Stockholders' Status and Investment Intent  . . .     7
          2.11. Tax-Free Reorganization Treatment . . . . . . . .     8

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                    OF PARENT

          3.1.  Corporate Organization  . . . . . . . . . . . . .     9
          3.2.  Authorization . . . . . . . . . . . . . . . . . .     9
          3.3.  Authorization and Issuance of ABI Shares  . . . .    10
          3.4.  Listing on American Stock Exchange  . . . . . . .    10
          3.5.  Consents and Approvals; Non-Contravention . . . .    10
          3.6.  Tax-Free Reorganization Treatment . . . . . . . .    11

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

          4.1.  Securities Legend; Stop Transfer Instructions . .    12
          4.2.  Related Agreements and Instruments  . . . . . . .    12
          4.3.  Further Assurances  . . . . . . . . . . . . . . .    13
          4.4.  Dividend  . . . . . . . . . . . . . . . . . . . .    13

                                    ARTICLE V

                          SURVIVAL AND INDEMNIFICATION

          5.1.  Survival  . . . . . . . . . . . . . . . . . . . .    13
          5.2.  Indemnification . . . . . . . . . . . . . . . . .    13
          5.3.  Procedure for Indemnification . . . . . . . . . .    14

                                   ARTICLE VI

                               GENERAL PROVISIONS

          6.1.  Amendment and Waiver  . . . . . . . . . . . . . .    16
          6.2.  Expenses  . . . . . . . . . . . . . . . . . . . .    16
          6.3.  Notices . . . . . . . . . . . . . . . . . . . . .    16
          6.4.  Entire Agreement; Binding Effect  . . . . . . . .    18
          6.5.  Applicable Law  . . . . . . . . . . . . . . . . .    18
          6.6.  Parties in Interest . . . . . . . . . . . . . . .    18
          6.7.  Counterparts  . . . . . . . . . . . . . . . . . .    18
          6.8.  Heading; Pronouns and Conjunctions  . . . . . . .    18
          6.9.  Severability  . . . . . . . . . . . . . . . . . .    18

          Exhibit A -- Form of Certificate of Merger
          Exhibit B -- Consideration to be delivered to each Stockholder


                        AGREEMENT AND PLAN OF MERGER

                    THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of this 1st day of April, 1995, by and among American Biltrite Inc., a Delaware corporation ("Parent"), Jewelco Acquisition Co., Inc., a New York corporation and a wholly owned subsidiary of Parent ("SUB"), AIMPAR, Inc., a New York corporation (the "Company"), and Arthur I. Maier, Bruce Maier and Edythe Wagner (each a "Stockholder" and collectively "Stockholders").

                    WHEREAS, the Company is a general partner of K&M Associates L.P., a Rhode Island limited partnership
          (the "Partnership"); and

                    WHEREAS, Stockholders are the owners of all of the issued and outstanding capital stock of the Company; and

                    WHEREAS, Parent desires to acquire the Company upon the terms and subject to conditions set forth in this Agreement; and

                    NOW, THEREFORE, in consideration of the
          foregoing and the respective representations, warranties, covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                  ARTICLE I

                       THE MERGER AND RELATED MATTERS

                    1.1. General. This Agreement and the form of Certificate of Merger attached hereto as Exhibit A provide for a merger (the "Merger") of the Company with and into SUB. In the Merger, it is contemplated that the then outstanding shares of the Company's common stock, par value $.01 per share ("Company Common Stock"), will be converted at the Effective Time (as hereinafter defined) into the right to receive, at or subsequent to the Closing (as hereinafter defined), an aggregate of 32,178 shares ("ABI Shares")* of Parent's common stock, no par value per share ("ABI Common Stock") and $705,926.34 in cash (the "Cash Portion of the Purchase Price" and together with the ABI Common Stock, the "Consideration").

                    1.2.  Delivery of Consideration.  Subject to
          the terms and conditions of this Agreement, in reliance on the representations, warranties, covenants and agreements of Stockholders contained herein, at the Effective Time, Parent is delivering to each Stockholder the respective amount and form of consideration set forth opposite such Stockholder's name on Exhibit B hereto.
          ________________
          * The value of the ABI Shares shall be 29 1/4 per share.

                    1.3.  Conversion of Company Common Stock.
          Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time other than shares of Company Common Stock which are held by the Company or by Parent or any subsidiary of Parent (which shares will be cancelled at the Effective Time) shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted into the right to receive (i) for Arthur Maier, 32,178 ABI Shares and $12.34 of the Cash Portion of the Purchase Price and (ii) for each of Bruce Maier and Edythe Wagner, $352,957 of the Cash Portion of the Purchase Price.

                    1.4.  Surviving Corporation.  In accordance
          with the provisions of this Agreement and the New York Business Corporation Law ("NYBCL"), at the Effective Time, the Company shall be merged with and into SUB, and SUB shall be the surviving corporation (the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of New York. The separate corporate existence of the Company shall terminate at the Effective Time.

                    1.5. Effects of the Merger. The Merger shall have the effects set forth in the NYBCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and SUB shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and SUB shall become the debts, liabilities and duties of the Surviving Corporation.

                    1.6.  Organizational Documents.  The
          Certificate of Incorporation of SUB, as in effect at the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law, except that
          Article 1 of such Certificate of Incorporation shall be amended to change the name from Jewelco Acquisition Co., Inc. to AIMPAR, Inc., such change without further action of the stockholders of SUB or the Surviving Corporation. The By-Laws of SUB, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation, until amended as provided by law and the express terms of the By-Laws. At the Closing, Stockholders or the Company shall deliver or cause to be delivered to Parent the stock book, stock ledger, minute book and corporate seal, if any, of the Company.

                    1.7.  Directors and Officers.  The directors
          and officers of the Surviving Corporation shall consist of the directors and officers of SUB immediately prior to the Effective Time, each to hold office in accordance with NYBCL, the Certificate of Incorporation of the Surviving Corporation and the By-Laws of the Surviving Corporation.

                    1.8.  Effective Time.  The Merger shall be
          effected by the filing of the Certificate of Merger by the Department of State of the State of New York on the day of the Closing. The term "Effective Time" shall be the date when the Merger becomes effective.

                    1.9.  Tax Consequences.  It is intended that
          the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code.

                    1.10.  Closing.  The closing of the
          transactions contemplated by this Agreement (the "Closing") is occurring simultaneously with the execution and delivery of this Agreement at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York, at such time and date as may be agreed upon by the parties. The time and date of the Closing is sometimes referred to herein as the "Closing Date."

                                 ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

                    Stockholders hereby severally represent and warrant to Parent and SUB as follows:

                    2.1. Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to own or lease its properties and to carry on its business as it is presently being conducted. The copies of the Certificate of Incorporation and By-Laws of the Company heretofore delivered to Parent are complete and correct copies of such instruments as presently in effect.

                    2.2.  Authorization.

                         (a)  Stockholders have the requisite
          capacity to enter into this Agreement and the other agreements, documents or instruments to be executed and delivered by Stockholders pursuant hereto (the "Additional Stockholders' Documents") and to carry out the transactions contemplated hereby and thereby. When fully executed and delivered, this Agreement and each of the Additional Stockholders' Documents will constitute the valid and binding agreements of Stockholders, enforceable against Stockholders in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                         (b)  The Company has full corporate power
          and authority to enter into this Agreement and the other documents or instruments to be executed and delivered by the Company pursuant hereto (the "Additional Company Documents") and to carry out the transactions contemplated hereby and thereby. The Board of Directors and Stockholders of the Company have taken all action required by law, the Company's Certificate of Incorporation, its By-Laws or otherwise to be taken by each of them to authorize the execution and delivery of this Agreement and the Additional Company Documents and the consummation of the transactions contemplated hereby and thereby. When fully executed and delivered, this Agreement and the Additional Company Documents will constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    2.3. Capitalization and Ownership of Company Shares. As of the date and time of execution of this Agreement, the authorized capital stock of the Company consists of 100 shares (the "Company Shares") of Company Common Stock, 70 shares of which are issued and outstanding. Stockholders have good and valid title to the 70 Company Shares, which are issued of record to them (40 of which are issued to Arthur Maier, 15 of which are issued to Bruce Maier and 15 of which are issued to Edythe Wagner). All issued and outstanding Company Shares have been validly issued, are fully paid and nonassessable and free and clear of any mortgage, pledge, security interest, encumbrance, lien, claim or charge of any kind or right of others of whatever nature ("Liens"), preemptive rights or other restrictions with respect thereto. There are no securities outstanding which are convertible into or exercisable or exchangeable for shares of capital stock of the Company, and there are no outstanding options, rights, contracts, warrants, subscriptions, conversion rights or other agreements or commitments pursuant to which the Company may be required to purchase, redeem, issue or sell any shares of capital stock or other securities of the Company or in any way relating to the issuance or voting of any capital stock or other securities of the Company.

                    2.4.  Company's Net Fair Value.  The net fair
          value of assets and liabilities of the Company, before taking into account the Company's interest in the Partnership, equals or exceeds zero.

                    2.5.  Valid S Corporation.  The Company,
          effective as of March 31, 1988, duly and effectively elected to operate as, and at all times since then has been and currently is operating as, a valid S corporation within the meaning of the Code, and comparable provisions of the laws of the State of New York.

                    2.6.  Tax Returns.  All tax (or similar)
          returns required to be filed by the Company in any jurisdiction have been filed, other than those filings being contested in good faith and for which adequate reserves with respect thereto are maintained on the books of the Company in accordance with generally accepted accounting principles, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from the Company have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                    2.7. Ownership of Partnership Interest. The Company has good and valid title to its interest in the Partnership, free and clear of any Liens or other restrictions, except those, if any, set forth in the Partnership Agreement.

                    2.8.  Consents and Approvals; Non-
          Contravention. Neither the execution, delivery or performance of this Agreement or of any of the Additional Stockholders' Documents, nor the consummation by Stockholders or the Company of the transactions contemplated hereby or thereby, nor compliance by Stockholders or the Company with any of the provisions hereof or thereof will (a) violate any provision of the Certificate of Incorporation or By-Laws of the Company,
          (b) to the best knowledge of Stockholders, require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"), (c) require any consent, approval or authorization under any contract, lease or other agreement, (d) to the best knowledge of Stockholders, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Stockholders or the Company or any of their respective properties or assets or (e) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or any loss of a material benefit) under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the respective properties or assets of Stockholders or the Company under, any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Stockholders or the Company is a party or by which Stockholders or the Company or any of their respective properties or assets may be bound, except, in the case of clauses (c) or (e), for such consents, approvals or authorizations or violations, breaches, defaults or Liens which would not materially impair the ability of Stockholders to perform his obligations hereunder and which would not, either individually or in the aggregate, have a material adverse effect on the Company.

                    2.9.  Access to Parent Information.
          Stockholders have been furnished by Parent during the course of this transaction with all information regarding Parent which they had requested. All documents that have been reasonably requested by Stockholders have been made available for Stockholders or Stockholders' counsels' inspection and review. Stockholders have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of Parent concerning the terms and conditions of the issuance and delivery of the ABI Shares to them by Parent in the Merger. Any other additional information which they have requested has been provided.

                    2.10.  Stockholders' Status and Investment
          Intent. Stockholders are accredited investors within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The ABI Shares being issued and delivered to Stockholders hereunder are being acquired for their own account, for investment for an indefinite period of time, not as nominee or agent for any other person, firm or corporation and not for distribution or resale to others.

                    2.11.  Tax-Free Reorganization Treatment.  In
          connection with the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code:

                         (a)  Mr. Maier has no plan or intention
          to sell, exchange or otherwise dispose of a number of ABI Shares that would reduce his ownership of ABI Common Stock to a number of ABI Shares having a value, as of the Effective Time, of less than 50% of the value of the outstanding Company Shares immediately prior to the Effective Time. For purposes of this representation, Company Shares exchanged for cash or other property in the Merger will be treated as outstanding Company Shares immediately prior to the Effective Time. Moreover, Company Shares and shares of ABI Common Stock held by Mr. Maier and otherwise sold, redeemed or disposed of prior or subsequent to the Merger will be considered in making this representation;

                         (b)  Following the Merger, SUB will hold
          at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets owned by the Company immediately prior to the Merger. For purposes of this representation, cash or other property paid by the Company to Stockholders, amounts used by the Company to pay Merger expenses, and all redemptions and distributions (except for regular, normal dividends) made by the Company, if any, will be included as assets of the Company immediately prior to the Merger;

                         (c)  Any liabilities of the Company
          assumed by SUB in the Merger and any liabilities to which the assets of the Company transferred in the Merger are subject have been incurred by the Company in the ordinary course of its business;

                         (d)  The Company has no plan or intention
          to issue additional Company Shares that would result in Parent losing control of the Company within the meaning of Section 368(c)(1) of the Code;

                         (e)  At the Effective Time, the Company
          will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Company Shares that, if exercised or converted, would affect Parent's acquisition or retention of control of the Company, as defined in Section 368(c)(1) of the Code;

                         (f)  Stockholders and the Company shall
          pay their respective expenses incurred in connection with this transaction; and

                         (g)  There is no intercorporate
          indebtedness between the Company and Parent that was issued, acquired or settled at a discount.

                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES
                                  OF PARENT

                    Parent hereby represents and warrants to Stockholders as follows:

                    3.1.  Corporate Organization.  Parent is a
          corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. SUB is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The copies of the Certificate of Incorporation and By-Laws of SUB heretofore delivered to Stockholders are complete and correct copies of such instruments as presently in effect.

                    3.2. Authorization. Parent and SUB each has the requisite corporate power and authority to enter into this Agreement and the other agreements, documents or instruments to be executed and delivered by Parent or SUB pursuant hereto (the "Additional Parent's Documents") and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Additional Parent's Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Parent and SUB and the sole stockholder of SUB, and no other corporate proceedings on the part of Parent and, where applicable, SUB or their respective stockholders are necessary to authorize the execution and delivery of this Agreement and the Additional Parent's Documents and the consummation of the transactions contemplated hereby and thereby. When fully executed and delivered, this Agreement and each of the Additional Parent's Documents will constitute the valid and binding agreements of Parent and, where applicable, SUB, enforceable against Parent and SUB, respectively, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    3.3.  Authorization and Issuance of ABI
          Shares. The issuance of the ABI Shares has been duly authorized by Parent and, upon delivery to Stockholders of the certificates therefor in accordance with Article I hereof, the ABI Shares will be validly issued, fully paid and nonassessable, free and clear of all Liens and restrictions other than the restrictions imposed herein or by the Securities Act and the rules and regulations promulgated thereunder.

                    3.4. Listing on American Stock Exchange. The ABI Shares have been approved for listing on the American Stock Exchange.

                    3.5.  Consents and Approvals; Non-
          Contravention. Neither the execution, delivery or performance of this Agreement or any of the Additional Parent's Documents by Parent nor the consummation by Parent of the transactions contemplated hereby or thereby nor compliance by Parent with any of the provisions hereof or thereof will (a) violate any provision of the Restated Certificate of Incorporation or By-Laws, as amended and restated of Parent, (b) to the best knowledge of Parent, require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) require any consent, approval or authorization under any contract, lease or other agreement, (d) to the best knowledge of Parent, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or SUB or any of their respective properties or assets or (e) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or any loss of a material benefit) under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the respective properties or assets of Parent or SUB under, any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or SUB is a party or by which Parent or SUB or any of their respective properties or assets may be bound, except, in the case of clauses (c) or (e), for such consents, approvals or authorizations or violations, breaches, defaults or Liens which would not materially impair the ability of Parent or Sub to perform their obligations hereunder and which would not, either individually or in the aggregate, have a material adverse effect on Parent.

                    3.6.  Tax-Free Reorganization Treatment.  In
          connection with the intended treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code:

                         (a)  Prior to the Merger, Parent will be
          in control of SUB within the meaning of Section
          368(c)(1) of the Code;

                         (b)  Following the Merger, SUB will not
          issue additional shares of its stock that would result in Parent losing control of SUB within the meaning of
          Section 368(c)(1) of the Code;

                         (c)  Parent has no plan or intention to
          reacquire any of the ABI Shares issued in the Merger;

                         (d)  Parent has no plan or intention to
          liquidate SUB, to merge SUB with or into another corporation, to sell or otherwise dispose of the stock of SUB, or to cause SUB to sell or otherwise dispose of any of the Company's assets acquired in the Merger, except for dispositions made in the ordinary course of business or transfers of assets described in Section 368(a)(2)(C) of the Code;

                         (e)  Following the Merger, SUB will
          continue the Company's historic business or use a significant portion of the Company's business assets in a business;

                         (f)  Parent and Sub will pay their
          respective expenses incurred in connection with this transaction; and

                         (g)  There is no intercorporate
          indebtedness between Parent and Sub that was issued, acquired or will be settled at a discount.

                                 ARTICLE IV

                            ADDITIONAL AGREEMENTS

                    4.1.  Securities Legend; Stop Transfer
          Instructions. Stockholders agree that they will not sell or otherwise transfer their ABI Shares unless they are registered under the Securities Act or unless an exemption from such registration is available. Stockholders consent to the placement of a legend on any certificate or other document evidencing their ABI Shares, stating that such ABI Shares have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof, including the restrictions set forth herein. Stockholders are aware that Parent will make a notation in its appropriate records with respect to the restrictions on the transferability of such ABI Shares. Stockholders also consent and acknowledge that "stop transfer" instructions may be noted against the ABI Shares received by them hereunder. Parent hereby undertakes to remove any legend described in this
          Section 4.1 or to rescind any "stop transfer" instructions described in this Section 4.1 if Stockholders shall have furnished the Company with an opinion of counsel or other written information satisfactory in form and content to Parent that such legend or any such instructions are no longer required (as applicable) or (b) with respect to and at the time of the disposition of any such ABI Shares pursuant to an effective registration statement under the Securities Act.

                    4.2. Related Agreements and Instruments. On the Closing Date, Stockholders shall deliver or cause to be delivered to Parent such other instruments or documents as may be reasonably necessary to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

                    4.3.  Further Assurances.  From time to time
          after the Closing, and at the request of any party hereto and without further consideration, any other party shall execute and deliver to the requesting party such documents and take such other action as the requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

                    4.4. Dividend. Parent acknowledges that the Company has declared a dividend to Stockholders equal in the aggregate to the profits in the Partnership for the year ended March 31, 1995 allocable to the Company.

                                  ARTICLE V

                        SURVIVAL AND INDEMNIFICATION

                    5.1.  Survival.  All representations,
          warranties, covenants and agreements contained in this Agreement shall survive the Closing for the applicable statute of limitations period.

                    5.2.  Indemnification.

                         (a)  Each Stockholder agrees to indemnify
          and hold harmless Parent and its subsidiaries and affiliates and their respective officers, directors, employees and agents against and in respect of any loss, liability (including without limitation any liability for taxes due or claimed to be due in respect to periods ending on or before the Closing Date), damage, demand, claim, cost, suit, action or cause of action, judgment, award, assessment, interest, penalty or expense (including without limitation, reasonable expenses of investigation and reasonable attorneys' or consultants'
          fees), net of any tax benefits, insurance proceeds or settlement proceeds received in connection therewith (individually a "Loss" and collectively "Losses"), (i) of or against the Company arising prior to the Effective Time or in connection with any action or event occurring on or prior to the Effective Time other than Losses of or against the Partnership, or (ii) otherwise incurred or sustained by any of them as a result of a breach by any Stockholder of the representations, warranties, covenants and agreements contained herein or in any document delivered pursuant hereto or in connection herewith, provided that no Stockholder shall be liable for any amount in excess of the aggregate amount of Consideration set forth opposite such Stockholder's name on Exhibit B and the principal amount of debt of the Company assumed by Parent, if any.

                         (b)  Parent agrees to indemnify and hold
          harmless each Stockholder and their respective affiliates and agents against and in respect of any Losses incurred or sustained by any of them as a result of a breach by Parent of the representations, warranties, covenants and agreements contained herein or in any document delivered pursuant hereto or in connection herewith, provided that Parent shall not be liable for any amount in excess of the aggregate amount of Consideration set forth opposite such Stockholder's name on Exhibit B.

                    5.3.  Procedure for Indemnification.

                         (a)  Any person or entity entitled to
          assert a claim for indemnification under this Agreement (the "Indemnitee") shall give prompt written notice to the indemnifying party (the "Indemnitor") of any claim or event known to it which does or may give rise to a claim for indemnification hereunder by the Indemnitee against the Indemnitor; provided that the failure of any Indemnitee to give notice as provided in this Section
          5.3 shall not relieve the Indemnitor of its obligations under this Article V, except to the extent that such failure has materially and adversely affected the rights of the Indemnitor. In the case of any claim for indemnification hereunder arising out of a claim, action, suit or proceeding brought by any Person who is not a party to this Agreement (a "Third Party Claim"), the Indemnitee shall also give the Indemnitor copies of any written claims, process or legal pleadings with respect to such Third Party Claim promptly after such documents are received by the Indemnitee.

                         (b)  An Indemnitor may elect to
          compromise or defend, at such Indemnitor's own expense and by such Indemnitor's own counsel, any Third Party Claim. If an Indemnitor elects to compromise or defend a Third Party Claim, it shall, within 30 days of the date of its receipt of the notice provided pursuant to
          Section 5.3(a) hereof (or sooner, if the nature of such Third Party Claim so requires), notify the related Indemnitee of its intent to do so, and such Indemnitee shall reasonably cooperate in the compromise of, or defense against, such Third Party Claim. Such Indemnitor shall pay such Indemnitee's actual out-of-pocket expenses incurred in connection with such cooperation. After notice from an Indemnitor to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitor shall not be liable to such Indemnitee under this Article V for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided that such Indemnitee shall have the right to employ one counsel of its choice in each applicable jurisdiction (if more than one jurisdiction is involved) to represent such Indemnitee if, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnitor exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by such Indemnitor. If an Indemnitor elects not to compromise or defend against a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section 5.3, such Indemnitee may negotiate, pay, compromise or defend such Third Party Claim on behalf of and for the account and risk of the Indemnitor. No Indemnitor shall consent to entry of any judgment or enter into any settlement without the written consent of each related Indemnitee (which consent shall not be unreasonably withheld), unless such judgment or settlement provides solely for money damages or other money payments for which such Indemnitee is entitled to indemnification hereunder and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such Third Party Claim.

                         (c)  Notwithstanding the rights of an
          Indemnitor to elect to compromise or defend a Third Party Claim in subparagraph (b) above, if there is a reasonable likelihood that a Third Party Claim may have a material adverse effect on an Indemnitee, other than as a result of money damages or other money payments for which such Indemnitee is entitled to indemnification hereunder, such Indemnitee will have the right, after consultation with the Indemnitor and at the cost and expense of the Indemnitor, to defend such Third Party Claim.

                                 ARTICLE VI

                             GENERAL PROVISIONS

                    6.1.  Amendment and Waiver.  This Agreement
          may be amended, modified or supplemented only by a written agreement of the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other parties, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other parties shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

                    6.2.  Expenses.  Each of the parties hereto
          agrees to pay all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including without limitation the fees of its counsel, consultants and accountants.

                    6.3.  Notices.  All notices, requests and
          other communications hereunder shall be in writing and shall be deemed given if delivered personally, if sent by Federal Express or other overnight courier or delivery service or if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or to such other address for a party as shall be specified by like notice):

                         (a)  If to Parent, SUB or the Company:

                              c/o American Biltrite Inc.
                              57 River Street
                              Wellesley Hills, Massachusetts  02181
                              Attention:  Richard G. Marcus

                              With a copy to:

                              Skadden, Arps, Slate, Meagher & Flom
                              One Beacon Street
                              Boston, Massachusetts  02108
                              Attention:  Louis A. Goodman, Esq.

                         (b)  If to Arthur I. Maier:

                              Arthur I. Maier
                              411 Fifth Avenue
                              New York, New York  10016

                              With a copy to:

                              Lowenthal, Landau, Fischer & Bring, P.C.
                              250 Park Avenue
                              New York, New York  10177
                              Attention:  Robert E. Fischer, Esq.

                         (c)  If to Bruce Maier:

                              Bruce Maier
                              1035 Seahaven Drive
                              Mamaroneck, New York  10543

                              With a copy to:

                              Lowenthal, Landau, Fischer & Bring, P.C.
                              250 Park Avenue
                              New York, New York  10177
                              Attention:  Robert E. Fischer, Esq.

                         (d)  If to Edythe Wagner:

                              Edythe Wagner
                              300 East 74th Street, Apt. 12A
                              New York, New York  10021

                              With a copy to:

                              Lowenthal, Landau, Fischer & Bring, P.C.
                              250 Park Avenue
                              New York, New York  10177
                              Attention:  Robert E. Fischer, Esq.

          The address of a party, for the purposes of this Section 6.3, may be changed by giving written notice to the other party of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses as provided herein shall be deemed to continue in effect for all purposes hereunder.

                    6.4. Entire Agreement; Binding Effect. This Agreement and the documents referred to herein (a) constitute the entire agreement and supersede all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by either party (by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign, in its sole discretion, any of its rights, interests and obligations hereunder to any affiliate of Parent; provided, however, that no such assignment shall relieve Parent of its obligations hereunder.

                    6.5. Applicable Law. This Agreement shall be governed by the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof) as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

                    6.6.  Parties in Interest.  This Agreement
          shall be binding upon and inure solely to the benefit of each party hereto and, subject to Section 6.4(b) hereof, their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                    6.7.  Counterparts.  This Agreement may be
          executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    6.8. Heading; Pronouns and Conjunctions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless otherwise indicated herein or the context otherwise requires, the masculine pronoun shall include the feminine and neuter and the singular shall include the plural. The word "or" shall not be deemed exclusive.

                    6.9.  Severability.  In case any term,
          provision, covenant or restriction of this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions, or of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.

                    IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                        AMERICAN BILTRITE INC.

                                        By/s/Richard G. Marcus
                                          _____________________
                                          Name: Richard G. Marcus
                                          Title: President

                                        JEWELCO ACQUISITION CO., INC.


                                        By/s/Richard G. Marcus
                                          _____________________
                                          Name: Richard G. Marcus
                                          Title: President

                                        AIMPAR, INC.

                                        By/s/Arthur I. Maier
                                          ______________________
                                          Name: Arthur I. Maier
                                          Title: Chairman


                                          Arthur I. Maier
                                          ______________________


                                          Bruce S. Maier
                                          ______________________


                                          Edythe Wagner
                                          ______________________



                                                          EXHIBIT A

                              CERTIFICATE OF MERGER

                                      OF

                         JEWELCO ACQUISITION CO., INC.

                                     AND

                                AIMPAR, INC.

                                    INTO

                         JEWELCO ACQUISITION CO., INC.

              UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

                    We, the undersigned, Richard G. Marcus and
          Henry W. Winkleman being respectively the President and the Secretary of Jewelco Acquisition Co., Inc. and Edythe Wagner and Bruce Maier being respectively the President and the Secretary of AIMPAR, Inc., hereby certify:

                    1.   (a)  The name of each constituent
          corporation is as follows:

                         Jewelco Acquisition Co., Inc.
                         AIMPAR, Inc.

                         (b)  The name of the surviving corporation
          is Jewelco Acquisition Co., Inc. and following the merger its name shall be AIMPAR, Inc.

                    2.   As to each constituent corporation, the
          designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

           Name of            Outstanding        Entitled to Vote
           Corporation

           Jewelco            1 share of Common  1 share of Common
           Acquisition Co.,   Stock, par value   Stock
           Inc.               $.01 per share

           AIMPAR, Inc.       70 shares of       70 shares of
                              Common Stock, par  Common Stock
                              value $.01 per
                              share

                    3.   The Certificate of Incorporation of
          Jewelco Acquisition Co., Inc. as in effect immediately prior to the filing of this Certificate of Merger shall be the certificate of incorporation of the surviving corporation until thereafter amended as provided by law, except that Article 1 of such Certificate of Incorporation shall be amended to change the name from Jewelco Acquisition Co., Inc. to AIMPAR, Inc., such change without further action of the stockholders of the Jewelco Acquisition Co., Inc. or the Surviving Corporation.

                    4.   The date when the certificate of
          incorporation of each constituent corporation was filed by the Department of State is as follows:

           NAME OF CORPORATION         DATE OF ADOPTION

           Jewelco Acquisition Co.,    March 23, 1995
           Inc.
           AIMPAR, Inc.                March 31, 1988

                    5. The merger was adopted by each constituent corporation in the following manner:

                    (a) As to Jewelco Acquisition Co., Inc. by the unanimous consent of the shareholders.

                    (b)  As to AIMPAR, Inc., by the unanimous
          consent of the shareholders.

                    IN WITNESS WHEREOF, we have signed this
          certificate on the     day of May, 1995 and we affirm the
          statements contained therein as true under penalties of perjury.

                                      Jewelco Acquisition Co., Inc.
                                      ________________________
                                       (name of Corporation)


                                      ________________________
                                             (signature)

                                       Richard G. Marcus - President
                                      ________________________
                                    (type name and title of person signing)


                                      ________________________
                                             (signature)

                                       Henry W. Winkleman - Secretary
                                      ________________________
                                    (type name and title of person signing)

                                                AIMPAR, INC.
                                      ________________________
                                        (name of Corporation)


                                      ________________________
                                                 (signature)

                                          Edythe Wagner - President
                                      ________________________
                                   (type name and title of person signing)


                                      ________________________
                                             (signature)

                                           Bruce Maier - Secretary
                                      ________________________
                                   (type name and title of person signing)



                                                                   EXHIBIT B

                                              Consideration

      Name of Stockholder      No. of ABI Shares**             Cash

      Arthur I. Maier                32,178               $     12.34
      Bruce Maier                      N/A                 352,957.00

      Edythe Wagner                    N/A                 352,957.00


     _________________________
     ** At the Effective Time, Parent is issuing such shares in the name of Arthur I. Maier.